UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 15, 2013

Date of Report (Date of earliest event reported)

MOLEX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-7491	36-2369491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2222 Wellington Court, Lisle, Illinois 60532
(Address of principal executive offices) (Zip Code)

(630) 969-4550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

An annual meeting of the stockholders of Molex Incorporated (the “Company,” “we” or “our”) was held on November 15, 2013 (the “Annual Meeting”) to consider the following proposals:

•                  to adopt the Agreement and Plan of Merger, dated as of September 9, 2013, as it may be amended from time to time (the “Merger Agreement”), by and among the Company, Koch Industries, Inc., a Kansas corporation (“Parent”), and Koch Connectors, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”) (Proposal No. 1);

•                  to approve, on an advisory non-binding basis, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the proposed merger (Proposal No. 2);

•                  to approve the adjournment of the Annual Meeting, if necessary, to solicit additional votes if there are insufficient votes at the time of the Annual Meeting to approve the proposal to adopt the Merger Agreement (Proposal No. 3);

•                  to elect Michael J. Birck, Anirudh Dhebar, Frederick A. Krehbiel and Martin P. Slark as Class II directors nominated by the Company’s Board of Directors to serve until the effective time of the proposed merger, or, if the proposed merger is not completed, for a three-year term (Proposal No. 4);

•                  to ratify the selection of Ernst & Young LLP as the Company’s independent auditor for fiscal 2014 (Proposal No. 5); and

•                  to approve the material terms of performance goals under the Molex Incorporated Annual Incentive Plan (the “AIP”) for purposes of Section 162(m) of the Internal Revenue Code (Proposal No. 6).

At the Annual Meeting, holders of the Company’s Common Stock and Class B Common Stock (together, the “Voting Stockholders”), each voting as a separate class, voted to adopt the Merger Agreement, with greater than 85% of the outstanding shares of the Company’s Common Stock and greater than 99% of the outstanding shares of the Company’s Class B Common Stock voting in favor of the proposal to adopt the Merger Agreement. The Voting Stockholders also voted (i) to approve, on an advisory non-binding basis, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the proposed merger, (ii) to elect Michael J. Birck, Anirudh Dhebar, Frederick A. Krehbiel and Martin P. Slark as Class II directors nominated by the Company’s Board of Directors to serve until the effective time of the proposed merger, or, if the proposed merger is not completed, for a three-year term, (iii) to ratify the selection of Ernst & Young LLP as the Company’s independent auditor for fiscal 2014, and (iv) to approve the material terms of performance goals under the AIP for purposes of Section 162(m) of the Internal Revenue Code.

Stockholders owning a total of 85,042,952 shares of Common Stock and a total of 94,155 shares of Class B Common Stock were represented at the Annual Meeting, representing approximately 89% and 99%, respectively, of the shares of the Company’s Common Stock and Class B Common Stock outstanding as of October 21, 2013, the record date for the Annual Meeting.

The final voting results for each proposal are described below.

Proposal No. 1: Adoption of the Merger Agreement

	For	Against	Abstain	Broker Non-Votes
Common Stock	81,313,900	116,625	85,274	3,527,153
Class B Common Stock	94,155	0	0	0

Proposal No. 2: Advisory Non-Binding Vote on Executive Compensation in Connection with the Proposed Merger

	For	Against	Abstain	Broker Non-Votes
Common Stock	73,801,287	7,381,502	333,010	3,527,153
Class B Common Stock	94,155	0	0	0

Proposal No. 4: Election of Class II Directors

The final voting results for the Common Stock on Proposal No. 4 were as follows:

	For	Withheld	Broker Non-Votes

01) Michael Birck	79,622,701	1,893,098	3,527,153
02) Anirudh Dhebar	80,379,018	1,136,781	3,527,153
03) Frederick A. Krehbiel	76,968,889	4,546,910	3,527,153
04) Martin P. Slark	79,621,447	1,894,352	3,527,153

The final voting results for the Class B Common Stock on Proposal No. 4 were as follows:

	For	Withheld	Broker Non-Votes

01) Michael Birck	94,155	0	0
02) Anirudh Dhebar	94,155	0	0
03) Frederick A. Krehbiel	94,155	0	0
04) Martin P. Slark	94,155	0	0

Proposal No. 5: Ratification of Independent Auditor

	For	Against	Abstain	Broker Non-Votes
Common Stock	84,570,479	418,259	54,214	0
Class B Common Stock	94,155	0	0	0

Proposal No. 6: Approval of Material Terms of Performance Goals Under the AIP

	For	Against	Abstain	Broker Non-Votes
Common Stock	80,734,659	678,257	102,883	3,527,153
Class B Common Stock	94,155	0	0	0

Proposal No. 3, the proposal to approve the adjournment of the Annual Meeting, if necessary, to solicit additional votes if there were insufficient votes at the time of the Annual Meeting to approve the proposal to adopt the Merger Agreement, was not voted upon at the Annual Meeting because there were sufficient votes to approve the Merger Agreement.

Item 7.01 Regulation FD Disclosure

The information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On November 15, 2013, the Company issued a press release announcing the preliminary voting results of the Annual Meeting. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Exhibits

(d)   Exhibits

Exhibit Number	Description
99.1	Press Release of Molex Incorporated dated November 15, 2013 (furnished).

Forward-Looking Statements

This current report on Form 8-K and other documents we file with the SEC contain forward-looking statements that are based on current expectations, estimates, forecasts and projections about our future performance, business, beliefs, and management’s assumptions. In addition, we, or others on our behalf, may make forward-looking statements in press releases or written statements, or in our communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls and conference calls. Words such as “expect,” “anticipate,” “outlook,” “forecast,” “could,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,” “should,” “may,” “assume,” “potential,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. We describe our respective risks, uncertainties and assumptions that could affect the outcome or results of operations in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended June 30, 2013 and in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, which are incorporated by reference and in other reports that we file with the SEC. The risks and uncertainties also include, without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that have been or may be instituted against the Company or Parent related to the Merger Agreement; the inability to complete the transaction due to the failure to satisfy the other conditions to completion of the transaction, including the receipt of all regulatory approvals related to the transaction; the disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and the effect of the announcement of the transaction on the Company’s relationships with its customers, operating results and business generally.

We have based our forward-looking statements, including statements made regarding the proposed transaction, the expected timetable for completing the proposed transaction and other statements, on our management’s beliefs and assumptions based on information available to management at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward-looking statements. Reference is made in particular to forward-looking statements regarding growth strategies, industry trends, global economic conditions, success of customers, cost of raw materials, value of inventory, currency exchange rates, labor costs, protection of intellectual property, cost reduction initiatives, acquisition synergies, manufacturing strategies, product development introduction and sales, regulatory changes, competitive strengths, natural disasters, unauthorized access to data, government investigations and outcomes of legal proceedings. Except as required under the federal securities laws, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLEX INCORPORATED

November 18, 2013	/s/ Mark R. Pacioni
Mark R. Pacioni
Secretary